EXHIBIT 25.10


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                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2) | X |



                            THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)


New York                                        13-5160382
(State of incorporation                         (I.R.S. employer
if not a U.S. national bank)                    identification no.)

One Wall Street, New York, N.Y.                 10286
(Address of principal executive offices)        (Zip code)


                               -------------


                        INTERNATIONAL PAPER COMPANY
            (Exact name of obligor as specified in its charter)


New York                                        13-0872805
(State or other jurisdiction of                 (I.R.S. employer
incorporation or organization)                  identification no.)



Two Manhattanville Road
Purchase, New York                              10577
(Address of principal executive offices)        (Zip code)


                           ----------------------

                              Debt Securities
                    (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.



Name                                 Address

Superintendent of Banks of the       2 Rector Street, New York,
State of New York                    N.Y.  10006, and Albany, N.Y.
                                     12203

Federal Reserve Bank of New York     33 Liberty Plaza, New York,
                                     N.Y.  10045

Federal Deposit Insurance            Washington, D.C.  20429
Corporation

New York Clearing House Association  New York, New York   10005


      (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE
COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT
OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




                                 SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of April, 1999.


                                    THE BANK OF NEW YORK



                                    By: /s/MICHELE L. RUSSO
                                        ------------------------------
                                        Name: MICHELE L. RUSSO
                                        Title: ASSISTANT TREASURER




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                 Consolidated Report of Condition of

                            THE BANK OF NEW YORK
                  of One Wall Street, New York, N.Y. 10286
                   And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                             Dollar Amounts
ASSETS                                                     in Thousands
Cash and balances due from
   depository institutions:
Noninterest-bearing balances and
     currency and coin                                       $3,951,273
Interest-bearing balances                                     4,134,162
Securities:
Held-to-maturity securities                                     932,468
Available-for-sale securities                                 4,279,246
Federal funds sold and Securities
   purchased under agreements to resell                       3,161,626
Loans and lease financing receivables:
Loans and leases, net of unearned
     income...................37,861,802
LESS: Allowance for loan and
     lease losses.............   619,791
LESS: Allocated transfer risk
     reserve.....................  3,572
Loans and leases, net of unearned
   income, allowance, and reserve                            37,238,439
Trading Assets                                                1,551,556
Premises and fixed assets (including
   capitalized leases)                                          684,181
Other real estate owned                                          10,404
Investments in unconsolidated
   subsidiaries and associated companies                        196,032
Customers' liability to this bank on
   acceptances outstanding                                      895,160
Intangible assets                                             1,127,375
Other assets                                                  1,915,742
                                                      -----------------
Total assets                                                $60,077,664
                                                      =================

LIABILITIES

Deposits:

   In domestic offices                                      $27,020,578
   Noninterest-bearing    11,271,304
   Interest-bearing       15,749,274
In foreign offices, Edge
     and Agreement sub-
     sidiaries, and IBFs                                     17,197,743
   Noninterest-bearing       103,007
   Interest-bearing       17,094,736
Federal funds purchased and
   Securities sold under
   agreements to repurchase                                   1,761,170
Demand notes issued to the
U.S.Treasury                                                    125,423
Trading liabilities                                           1,625,632
Other borrowed money:
With remaining maturity of one year
     or less                                                  1,903,700
With remaining maturity of more than
     one year through three years                                     0
With remaining maturity of more than
     three years                                                 31,639
Bank's liability on acceptances
   executed and outstanding                                     900,390
Subordinated notes and debentures                             1,308,000
Other liabilities                                             2,708,852
                                                      -----------------
Total liabilities                                            54,583,127
                                                      =================
EQUITY CAPITAL
Common stock                                                  1,135,284
Surplus                                                         764,443
Undivided profits and capital
reserves                                                      3,542,168
Net unrealized holding gains
   (losses) on available-
   for-sale securities                                           82,367
Cumulative foreign currency
   translation adjustments                                   (   29,725)
Total equity capital                                          5,494,537
                                                      -----------------
Total liabilities and equity capital                        $60,077,664
                                                      =================


      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

            Thomas J. Mastro

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Reyni                                Directors
Gerald L. Hassell
Alan R. Griffit